UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2019

_______________________________

NOVAGOLD RESOURCES INC.

(Exact name of registrant as specified in its charter)

_______________________________

British Columbia	001-31913	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of Principal Executive Offices) (Zip Code)

(801) 639-0511

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	NG	NYSE American
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 1, 2019, NOVAGOLD Resources Inc. (“we” or the “Company”) issued a press release announcing our financial results for the three- and nine-month periods ended August 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On October 1, 2019 we issued a press release announcing our financial results for the three- and nine-month periods ended August 31, 2019 and providing updates on Donlin Gold. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated October 1, 2019 issued by NOVAGOLD RESOURCES INC. entitled “NOVAGOLD Reports Third Quarter Results: Donlin Gold Continues to Make Excellent Progress Advancing Up the Value Chain, NOVAGOLD Maintains Robust Financial Position.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGOLD RESOURCES INC.

Date: October 1, 2019	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 1, 2019 issued by NOVAGOLD RESOURCES INC. entitled “NOVAGOLD Reports Third Quarter Results: Donlin Gold Continues to Make Excellent Progress Advancing Up the Value Chain, NOVAGOLD Maintains Robust Financial Position.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)